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                                                                     EXHIBIT 4.3


                    FORM OF SPECIMEN CERTIFICATE OF SHARES OF
                 COMMON STOCK, $.01 PAR VALUE PER SHARE, OF THE
                  REGISTRANT UPON THE CLOSING OF THIS OFFERING

                           [FRONT SIDE OF CERTIFICATE]

                               [Network Plus logo]

                               NETWORK PLUS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK
Number NP                                                           Shares


                       SEE REVERSE FOR CERTAIN DEFINITIONS
                            CUSIP 64122D [___] [___]

         This certifies that                is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE,
OF NETWORK PLUS CORP. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. The certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[corporate seal and signatures of President, Treasurer and Secretary]

                   [RIGHT COLUMN OF FRONT SIDE OF CERTIFICATE]

Countersigned and Registered: AMERICAN STOCK TRANSFER & TRUST
COMPANY (NEW YORK, N.Y.), Transfer Agent and Registrar


By
AUTHORIZED SIGNATURE


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                        [BACK SIDE OF STOCK CERTIFICATE]

                               NETWORK PLUS CORP.

         The corporation has more than one class of stock authorized to be issued. The corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of shares of each class or series of stock authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the Corporation and any amendments thereto filed with the Secretary of State of Delaware.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN -- as joint tenants with right of survivorship and not as tenants in common
         UNIF GIFT MIN ACT -- (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)
         UNIF TRF MIN ACT -- (Cust) Custodian (until age __) (Minor) under Uniform Transfers to Minors Act (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _____________ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE. (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) _______ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                          _______________________________
                                                NOTICE:  THE SIGNATURE(S) TO
                                                THIS  ASSIGNMENT MUST
                                                CORRESPOND WITH THE NAME(S)
                                                AS WRITTEN UPON  THE FACE OF
                                                THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT
                                                OR ANY CHANGE WHATEVER.




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                                            SIGNATURE(S) GUARANTEED:


                                            --------------------------------
                                            THE SIGNATURE(S)
                                            SHOULD BE
                                            GUARANTEED BY AN
                                            ELIGIBLE GUARANTOR
                                            INSTITUTION
                                            (BANKS,
                                            STOCKBROKERS,
                                            SAVINGS AND LOAN
                                            ASSOCIATIONS AND
                                            CREDIT UNIONS WITH
                                            MEMBERSHIP IN AN
                                            APPROVED SIGNATURE
                                            GUARANTEE
                                            MEDALLION
                                            PROGRAM), PURSUANT
                                            TO S.E.C. RULE
                                            17Ad-15.